Financial Instruments	12 Months Ended
Dec. 31, 2013
Investments All Other Investments [Abstract]
Financial Instruments

(7)	Financial Instruments

Financial Assets

	Years Ended December 31,
	2013	2012	2011
	A$		A$
Financial assets:
Cash and cash equivalents	23,742,422	23,649,417	15,089,209
Accounts receivables	2,167,867	2,282,888	4,889,783
Financial instruments	0	0	83,339

Total financial assets	25,910,289	25,932,305	20,062,331

Debt:
Long term secured loan	15,857,966	0	0

Net financial assets	10,052,323	25,932,305	20,062,331

The carrying value of the cash and cash equivalents and the accounts receivable approximates fair value because of their short-term nature.

We regularly review all our financial assets for impairment. There were no impairments recognized in 2013, 2012 and 2011.

Derivative Instruments and Hedging Activities

We had no outstanding contracts as at December 31, 2013 and 2012, respectively. We had contracts with a notional amount of US$4.0 million outstanding as at December 31, 2011. The fair value of these contracts at December 31, 2013 and 2012 were nil and an asset of A$83,339 at December 31, 2011 recorded as ‘Financial Instruments’ in the consolidated balance sheets. During the year ended December 31, 2013, we recognized gains of nil and losses of A$83,339 and gains of A$83,339 recorded in earnings for the years ended December 31, 2012 and 2011, respectively. No amount of ineffectiveness was recorded in earnings for these designated cash flow hedges for the years ended December 31, 2013, 2012 and 2011. For further details, see Notes to Consolidated Financial Statements – Note 2, Summary of Significant Accounting Policies.